DISTRIBUTOR AGREEMENT

This Agreement is made as of the 1st day of January, 2002.

Between:

  NMC INC., a British Columbia company with offices at 5760 Cambie St., Vancouver, British Columbia, Canada, V5Z 3A6
  (herein called the "NMC")
                                              Of the First Part
And:
     HOLMES HERBS INC. a Nevada company with offices at 8275 South Eastern Ave., Scottsdale, Arizona, 89123
     (herein called the "Distributor")
                                             Of the Second Part
WHEREAS:
     1)   NMC owns a 100% interest in Solartherm;
     2)   NMC has agreed to grant Company the right to distribute
          Solartherm in the United States of America, on the terms and conditions hereinafter contained.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of ten dollars ($10) paid to Inventor, plus the representations, warranties, covenants and agreements herein (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties agree as follows:

1.    Definitions

1.1 "Solartherm" means the intellectual property, designs and trade name of the fabric products manufactured by NMC that are made with ceramic insulating product and radiate far infra-red.

2.   Distribution Rights

2.1 NMC hereby grants to Company the non-exclusive right to sell and distribute Solartherm to customers in the United States of America, subject to the terms set forth herein.

2.2 Distributor can either purchase Solartherm products from NMC at wholesale prices set by NMC from time to time, or arrange to have NMC fill customer orders directly and earn a distribution fee equal to twenty percent (20%) of the retail price paid by the Distributor's customer. Distribution fees will be paid to the Distributor by NMC once a month based on orders placed in the prior month.

3.   Use of Solartherm Name

3.1 NMC hereby authorizes Distributor to use the name and trademark "Solartherm" during the term of this Agreement.

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4.   Relationship of the Parties

4.1 The parties hereto agree that each is an independent contractor with respect to this Agreement. Neither shall represent itself nor permit any party acting on its behalf to represent itself as a partner, franchisee, joint-venturer, agent, employee, or general representative of the other. The parties further acknowledge that neither it nor any party acting on its behalf shall have any right, power or authority, implied or expressed, to obligate the other party in any way.

5.   Term and Termination

5.1 The term of this Agreement commences on the date set out at the top of the first page hereof and continues for a period of five (5) years. The parties may extend the term by mutual consent in writing.

6.   Confidentiality

6.1 The parties both recognize and acknowledge that during the term of this Agreement they will have access to certain information about each others products, services, data, sales or business to which they had no prior knowledge and was not generally know to the public (the "Confidential Information").

6.2 The parties both agree that they will not use or disclose the Confidential Information of each other to any outside person, firm or corporation.

7.   Intellectual Property Rights

7.1 Distributor acknowledges and agrees that Solartherm is the exclusive property of NMC. Except to the extent use thereof is expressly permitted hereunder during the term of this Agreement, Distributor does not have any ownership interest in Solartherm.

8.   Warranty

8.1 NMC warrants that at the time of delivery to Distributor or its customers, Solartherm products will be in good working order, able to perform functions in accordance with the instructions set forth on Solartherm packaging.

8.2 Distributor's exclusive remedy and NMC' entire liability in contract, tort or otherwise for any claim arising from the use or performance of Solartherm products, shall be repair or replacement of Solartherm products in accordance with NMC' express Warranty above. In no event shall NMC be liable to Distributor or any third party for direct, indirect, incidental, special or consequential damages arising out of the use of Solartherm products.

9.   General

9.1 This Agreement shall no be amended or waived, in whole or in part, except by written amendment signed by the parties hereto.

9.2 Any notice, direction or other communication required or permitted to be given under this Agreement shall be in writing and may be given by delivery to the address stated on the first page of this Agreement. Any notice, direction or other such communication will have

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     been given and received on the day it was delivered.  Either party may at any time give notice in writing of any change of address, which will then be the address of such party for the purposes of filing notice.

9.3 Each of the parties acknowledges and confirms that it has been provided sufficient opportunity to obtain the recommended independent legal advice and understands the terms of, and its rights and obligations under this Agreement.

9.4 Time is of the essence with respect to the performance of obligations in this Agreement.

9.5 This Agreement shall inure to the benefit of and be binding on all of the parties hereto and their respective executors, administrators, successors and permitted assigns.

9.6 This Agreement shall be construed and governed by the laws of the Province of British Columbia, Canada.

9.7 The headings to the articles, paragraphs, parts or clauses of this Agreement and the table of contents are inserted for convenience only and shall not affect the construction hereof.

9.8 The parties hereto acknowledge that they have carefully read this Agreement and understand and agree to be bound by all of the terms and conditions found herein.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SIGNED, SEALED AND DELIVERED by )
NMC INC.                        )
in the presence of:             )
                                )                           C/S
                                )
/s/ [SIGNATURE]                 )
------------------------------
Authorized Representative



SIGNED, SEALED AND DELIVERED by )
HOLMES HERBS INC.               )
in the presence of:             )
                                )                           C/S
                                )
/s/ [SIGNATURE]                 )
-------------------------------
Authorized Representative